SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):            April 15, 2003
                                                             --------------




                              AUDIOVOX CORPORATION
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             (Exact name of registrant as specified in its charter)



         DELAWARE                  0-28839               13-1964841
----------------------------    ------------          ------------------------
(State or other jurisdiction    (Commission            (I.R.S. Employer
 of Incorporation or             File Number)             Identification Number)
 organization)



150 Marcus Boulevard, Hauppauge, New York                   11788
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:         (631) 231-7750
                                                            ----------------




                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

Item 5.  Other Events.
         ------------

     Attached as Exhibit 99.1 is a copy of a press release dated April 15, 2003.

Forward Looking Statements Warning

     Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks and uncertainties. All forward looking statements made in this release are based on currently available information and the company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward- looking statements. The factors include, but are not limited to: risks that may result from our ability to keep pace with technological advances; significant competition in the wireless, mobile and consumer electronics businesses; quality and consumer acceptance of newly introduced products; our relationships with key suppliers and customers; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; the possibility that our failure to timely file our annual report on Form 10-K for the fiscal year ended November 30, 2002 and potentially our quarterly report on Form 10-Q for the quarter ended February 28, 2003 will result in a determination that we are subject to delisting from the Nasdaq Stock Market; the possibility that the Nasdaq will decline our request for continued listing; and the possibility that stockholders or regulatory authorities may initiate proceedings against Audiovox and/or our officers and directors as a result of any restatements that may be required as a result of the resolution of the SEC comment letter. Risk factors associated with our business, including some of the factors set forth herein, are detailed in the Company's Form 10-Q for the fiscal third quarter ended August 31, 2002 and other documents filed with the SEC.

Item 7(c). Exhibit

     Exhibit 99.1 Press Release of Audiovox Corporation dated April 15, 2003.

                                Page 2 of 4 Pages
                             Exhibit Index on Page 4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AUDIOVOX CORPORATION

Dated: April 16, 2003               By: s/Charles M. Stoehr
                                        ----------------------------------------
                                            Charles M. Stoehr
                                            Senior Vice President and
                                              Chief Financial Officer


                                Page 3 of 4 Pages
                             Exhibit Index on Page 4

                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1      Press Release of Audiovox Corporation dated April 15, 2003


                                Page 4 of 4 Pages
                             Exhibit Index on Page 4

FOR IMMEDIATE RELEASE

         Audiovox Corporation to File Quarterly Report on Form 10-Q Late

HAUPPAUGE, N.Y., April 15 /PRNewswire/ -- Audiovox Corporation (Nasdaq: VOXXE) today announced that it would not timely file its Form 10-Q for the fiscal first quarter ended February 28, 2003.

As previously announced, the company has not filed its Annual Report on Form 10-K for the fiscal year ended November 30, 2002 due to the Company's continuing effort to respond to and clarify matters raised in comment letters received from the Securities and Exchange Commission (SEC) on prior Form 10-K and 10-Q filings. Inasmuch as the comments raised have not yet been resolved, Audiovox will not be in a position to timely file its quarterly report on Form 10-Q and earlier today, filed Form 12b-25, indicating the delayed filing of the Form 10-Q for the 2003 fiscal first quarter. While the Company can give no assurances as to when the matters will be resolved, the Company has devoted, and will continue to devote, significant time and resources to expedite the resolution of the SEC comment letter and make the SEC filings.

The company's hearing before the Nasdaq Listing Qualification Panel for continued listing has been scheduled for Thursday, April 24, 2003. There can be no assurance that the Nasdaq panel will grant Audiovox's request for continued listing.

Audiovox Corporation is an international leader in the marketing of cellular telephones, mobile security and entertainment systems, and consumer electronics products. The Company conducts its business through two subsidiaries and markets its products both domestically and internationally under its own brands. It also functions as an OEM (Original Equipment Manufacturer) supplier to several customers. For additional information, please visit Audiovox on the Web at http://www.audiovox.com .

Audiovox Safe Harbor

Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks and uncertainties. All forward-looking statements made in this release are based on currently available information and the company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements. The factors include, but are not limited to: risks that may result from our ability to keep pace with technological advances; significant competition in the wireless, mobile and consumer electronics businesses; quality and consumer acceptance of newly introduced products; our relationships with key suppliers and customers; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; the possibility that our failure to timely file our annual report on Form 10-K for the fiscal year ended November 30, 2002 and potentially our quarterly report on Form 10-Q for the quarter ended February 28,. 2003 will result in a determination that we are subject to delisting from the Nasdaq Stock Market; the possibility that the Nasdaq will decline our request for continued listing; and the possibility that stockholders or regulatory authorities may initiate proceedings against Audiovox and/or our officers and directors as a result of any restatements that may be required as a result of the resolution of the SEC comment letter. Risk factors associated with our business, including some of the factors set forth herein, are detailed in the Company's Form 10-Q for the fiscal third quarter ended August 31, 2002 and other documents filed with the SEC.

Company Contacts:
C. Michael Stoehr, SVP and CFO - (631) 231-7750

Glenn Wiener, Investor and Financial Media Relations -(212)579-2255



                                  Exhibit 99.1